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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                               September 21, 2006


                          EASYLINK SERVICES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 000-26371                  13-3787073
 (State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
       of incorporation)                                  Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
                                (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                               (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                            Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                            Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01 OTHER EVENTS

On September 21, 2006 Easylink Services Corporation issued a press release stating that it had received notice from the NASDAQ Market, Inc. Listing Qualifications Staff that it had cured its non-compliance with the minimum bid price requirement for the NASDAQ Capital Market and that no hearing to review the matter was required.

Item 9.01 (d) Exhibits.

The following exhibits are filed herewith:

         Exhibit No. 99.1    Press Release dated September 21, 2006.




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                                                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 21, 2006

                                        EASYLINK SERVICES CORPORATION


                                        By: s/ Thomas Murawski
                                        ----------------------
                                        Thomas Murawski, Chairman, President
                                        and Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit No.             Description

99.1                    Press release dated September 21, 2006